SECRETARY'S CERTIFICATE
RIVERSOURCE LIFE INSURANCE COMPANY

     Effective as of December 8, 2006, the Board of Directors of RiverSource Life Insurance Company, by unanimous written consent, approved the following resolutions, which remain in full force and effect:

               RESOLVED, that the proper officers of the Company are hereby authorized and directed to establish such subaccounts, variable accounts and/or investment divisions within newly-designated separate accounts as they determine to be appropriate; and

               RESOLVED FURTHER, that the proper officers of the Company are hereby authorized and directed, as they determine to be appropriate and in accordance with applicable laws and regulations, to establish additional subaccounts, variable accounts and/or investment divisions within the newly-designated separate accounts or to remove, consolidate or otherwise modify the subaccounts, variable accounts and/or investment divisions within the newly-designated separate accounts.

As Executive Vice President - Annuities of RiverSource Life Insurance Company, I hereby establish, in accordance with the above resolutions as certified on the attached Certificate of Resolution and pursuant to authority granted by the Board of Directors, 408 additional subaccounts within the separate account that will invest in the following funds:

1     subaccount investing in    AllianceBernstein VPS Global Thematic Growth Portfolio (Class B)
1     subaccount investing in    AllianceBernstein VPS Growth and Income Portfolio (Class B)
2     subaccounts investing in   AllianceBernstein VPS International Value Portfolio (Class B)
2     subaccounts investing in   American Century VP Mid Cap Value, Class II
2     subaccounts investing in   American Century VP Ultra(R), Class II
2     subaccounts investing in   American Century VP Value, Class II
2     subaccounts investing in   Columbia High Yield Fund, Variable Series, Class B
2     subaccounts investing in   Columbia Marsico Growth Fund, Variable Series, Class A
2     subaccounts investing in   Columbia Marsico International Opportunities Fund, Variable Series, Class B
2     subaccounts investing in   Columbia Small Cap Value Fund, Variable Series, Class B
2     subaccounts investing in   Credit Suisse Trust - Commodity Return Strategy Portfolio
3     subaccounts investing in   Credit Suisse Trust - U.S. Equity Flex I Portfolio

2     subaccounts investing in   Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares
2     subaccounts investing in   Dreyfus Variable Investment Fund International Value Portfolio, Service Shares
2     subaccounts investing in   Eaton Vance VT Floating-Rate Income Fund
1     subaccount investing in    Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2
2     subaccounts investing in   Fidelity(R) VIP Investment Grade Bond Portfolio Service Class 2
1     subaccount investing in    Fidelity(R) VIP Mid Cap Portfolio Service Class 2
1     subaccount investing in    Fidelity(R) VIP Overseas Portfolio Service Class 2
2     subaccounts investing in   FTVIPT Franklin Income Securities Fund - Class 2
2     subaccounts investing in   FTVIPT Templeton Global Bond Securities Fund - Class 2
2     subaccounts investing in   FTVIPT Templeton Growth Securities Fund - Class 2
2     subaccounts investing in   Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares
2     subaccounts investing in   Goldman Sachs VIT Structured U.S. Equity Fund - Institutional Shares
1     subaccount investing in    Invesco V.I. Capital Appreciation Fund, Series II Shares
1     subaccount investing in    Invesco V.I. Capital Development Fund, Series II Shares
2     subaccounts investing in   Invesco V.I. Global Health Care Fund, Series II Shares
2     subaccounts investing in   Invesco V.I. International Growth Fund, Series II Shares
1     subaccount investing in    Invesco Van Kampen V.I. Comstock Fund, Series II Shares
2     subaccounts investing in   Janus Aspen Series Janus Portfolio: Service Shares
3     subaccounts investing in   JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares
2     subaccounts investing in   Legg Mason ClearBridge Variable Small Cap Growth Portfolio, Class I
1     subaccount investing in    MFS(R) Total Return Series - Service Class
1     subaccount investing in    MFS(R) Utilities Series - Service Class
2     subaccounts investing in   Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares
2     subaccounts investing in   Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares
1     subaccount investing in    Oppenheimer Capital Appreciation Fund/VA, Service Shares
1     subaccount investing in    Oppenheimer Global Securities Fund/VA, Service Shares

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
1     subaccount investing in    Oppenheimer Global Strategic Income Fund/VA, Service Shares
1     subaccount investing in    Oppenheimer Main Street Small Cap Fund/VA, Service Shares
2     subaccounts investing in   PIMCO VIT All Asset Portfolio, Advisor Share Class
26    subaccounts investing in   Putnam VT Multi-Cap Growth Fund - Class IB Shares
1     subaccount investing in    RVST RiverSource Variable Portfolio - Cash Management Fund (Class 3)
1     subaccount investing in    RVST RiverSource Variable Portfolio - Diversified Bond Fund (Class 3)
1     subaccount investing in    RVST RiverSource Variable Portfolio - Diversified Equity Income Fund (Class 3)
1     subaccount investing in    RVST RiverSource Variable Portfolio - Dynamic Equity Fund (Class 3)
2     subaccounts investing in   RVST RiverSource Variable Portfolio - Global Inflation Protected Securities Fund (Class 3)
2     subaccounts investing in   RVST RiverSource Variable Portfolio - High Yield Bond Fund (Class 3)
2     subaccounts investing in   RVST RiverSource Variable Portfolio - Income Opportunities Fund (Class 3)
2     subaccounts investing in   RVST RiverSource Variable Portfolio - Mid Cap Value Fund (Class 3)
1     subaccount investing in    RVST RiverSource Variable Portfolio - S&P 500 Index Fund (Class 3)
1     subaccount investing in    RVST RiverSource Variable Portfolio - Short Duration U.S. Government Fund (Class 3)
1     subaccount investing in    RVST Seligman Variable Portfolio - Growth Fund (Class 3)
2     subaccounts investing in   RVST Threadneedle Variable Portfolio - Emerging Markets Fund (Class 3)
2     subaccounts investing in   RVST Threadneedle Variable Portfolio - International Opportunity Fund (Class 3)
25    subaccounts investing in   RVST Variable Portfolio - Aggressive Portfolio (Class 2)
25    subaccounts investing in   RVST Variable Portfolio - Aggressive Portfolio (Class 4)
25    subaccounts investing in   RVST Variable Portfolio - Conservative Portfolio (Class 2)
25    subaccounts investing in   RVST Variable Portfolio - Conservative Portfolio (Class 4)
25    subaccounts investing in   RVST Variable Portfolio - Moderate Portfolio (Class 2)
25    subaccounts investing in   RVST Variable Portfolio - Moderate Portfolio (Class 4)
25    subaccounts investing in   RVST Variable Portfolio - Moderately Aggressive Portfolio (Class 2)
25    subaccounts investing in   RVST Variable Portfolio - Moderately Aggressive Portfolio (Class 4)

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
25    subaccounts investing in   RVST Variable Portfolio - Moderately Conservative Portfolio (Class 2)
25    subaccounts investing in   RVST Variable Portfolio - Moderately Conservative Portfolio (Class 4)
2     subaccounts investing in   RVST Variable Portfolio - Davis New York Venture Fund (Class 3)
2     subaccounts investing in   RVST Variable Portfolio - Goldman Sachs Mid Cap Value Fund (Class 3)
1     subaccount investing in    RVST Variable Portfolio - Partners Small Cap Value Fund (Class 3)
2     subaccounts investing in   Wanger International
2     subaccounts investing in   Wanger USA
1     subaccount investing in    Wells Fargo Advantage VT Core Equity Fund - Class 2
1     subaccount investing in    Wells Fargo Advantage VT International Equity Fund - Class 2
1     subaccount investing in    Wells Fargo Advantage VT Omega Growth Fund - Class 2
2     subaccounts investing in   Wells Fargo Advantage VT Small Cap Growth Fund - Class 2
4     subaccounts investing in   Wells Fargo Advantage VT Small Cap Value Fund - Class 1
23    subaccounts investing in   Wells Fargo Advantage VT Small Cap Value Fund - Class 2
2     subaccounts investing in   Wells Fargo Advantage VT Total Return Bond Fund - Class 2

In accordance with the above resolutions and pursuant to authority granted by the Board of Directors of RiverSource Life Insurance Company, the Unit Investment Trust comprised of RiverSource Variable Annuity Account is hereby reconstituted.

                                        Received by the Assistant Secretary:


/s/ Gumer C. Alvero                     /s/ Rodney J. Vessels
-------------------------------------   ----------------------------------------
Gumer C. Alvero                         Rodney J. Vessels

Date: April 6, 2011